                         SECURITIES AND EXCHANGE COMMISSION
                              Washington, D.C.  20549



                                      FORM 8-K



                                   CURRENT REPORT
                         Pursuant to Section 13 or 15(d) of
                        the Securities Exchange Act of 1934



                                   Date of Report
                         (Date of earliest event reported)

                                   April 20, 1998





                             Wynn's International, Inc.
               (Exact name of registrant as specified in its charter)



          Delaware                      1-7200              95-2854312
(State or other jurisdiction       (Commission File     (I.R.S. Employer
      of incorporation)                 Number)         Identification No.)

500 North State College Blvd., Suite 700, Orange, CA           92868
(Address of principal executive offices)                    (Zip Code)



Registrant's telephone number, including area code:    (714) 938-3700

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Item 5.   Other Information

Registrant's press release dated April 23, 1998, attached hereto as Exhibit 99.1, is hereby incorporated by reference.

Item 7.   Financial Statements and Exhibits

          (a)  Not applicable.

          (b)  Not applicable.

          (c)  Exhibits.

               99.1 Registrant's press release dated April 23, 1998.



                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  April 27, 1998        WYNN'S INTERNATIONAL, INC.



                              By:  /s/ SEYMOUR A. SCHLOSSER
                                  -------------------------------
                                   Seymour A. Schlosser
                                   Vice President-Finance
                                   and Chief Financial Officer

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                                   EXHIBIT INDEX


Exhibit
Number    Description of Exhibit
------    ----------------------
99.1      Registrant's press release dated April 23, 1998.